SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                              ---------------------

                                  May 10, 2005

                Date of Report (Date of earliest event reported)

                            U.S. Energy Systems, Inc.
             (Exact name of registrant as specified in its charter)


  Delaware                           0-10238                     52-1216347
(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
Incorporation)

One North Lexington Avenue
White Plains, NY                                                    10601
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (914) 993-6443

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information
Section 7 - Regulation FD

Item 2.02.  Results of Operations and Financial Condition
Item 7.01.  Regulation FD Disclosure

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure.

      On May 16, 2005, we issued a press release announcing the restatement of our financial statements and other financial information for the year ended December 31, 2004 and for the second and third quarters in 2004. The press release also discloses the change in our net loss for 2004 as a result of such restatement. A copy of US Energy's press release is attached hereto as Exhibit
99.1 and is hereby incorporated by reference.

Section 4 - Matters Related to Accountants and Financial Statements.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

      On May 10, 2005, US Energy and Kostin Ruffkess & Company, LLC, our auditors with respect to the Applicable Reports (as defined), concluded that the Accounting Principles (as defined) were applied incorrectly with respect to our foreign currency loan and related hedge arrangement entered into in April 2004 in connection with the Cdn$107 million debt arrangement between our majority owned subsidiary, US Energy Biogas Corp. ("Biogas") and the Countryside Power Income Fund and its subsidiaries (the "Countryside Debt"). The term "Accounting Principles" refers to Statement of Financial Accounting Standards No. 52, Foreign Currency Translation, as amended (SFAS No. 52) and Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended (SFAS No. 133).

      We will be amending our (i) Annual Report on Form 10-K for the year ended December 31, 2004 and (ii) Quarterly Reports on Form 10-Q for the periods ended June 30, 2004 and September 30, 2004 (collectively, the "Applicable Reports") to amend and restate financial statements and other financial information with respect to these reports to reflect the impact of the changes in the exchange rate beyond the expiration of the hedge arrangement in April 2007, to reflect the outstanding principal amount of the Countryside Debt on a quarterly basis using the currency exchange rate in effect at the end of the applicable period and to record changes in the fair value of the hedge arrangement. As a result of the required adjustments, our net loss for 2004 is $1.644 million.

      In light of the restatement, readers should no longer rely on our previously filed consolidated financial statements and other financial information for the Applicable Reports.

      We do not expect any of the revisions to affect our total cash flows or cash position.

      Our audit committee has reviewed these matters with our independent accountants.

Section 9 - Financial/Statements and Exhibits.

Item 9.01.  Financial/Statements and Exhibits.

(c)   Exhibits.

          Exhibit No.   Description

          7.1 Letter from Kostin Ruffkess & Company, LLC dated May 16, 2005 to the Securities and Exchange Commission.

          99.1          Press Release dated May 16, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                U.S. Energy Systems, Inc.


                                By: /s/ Henry N. Schneider
                                    ------------------------------------------
                                    Henry N. Schneider, Interim President


Dated:   May 16, 2005